Exhibit 10.1

TERMINATION AGREEMENT

THIS TERMINATION AGREEMENT (this “Agreement”) is made and entered into as of September 9, 2019, by and among Stewart Information Services Corporation, a Delaware corporation (the “Company”), Fidelity National Financial, Inc., a Delaware corporation (“Parent”), A Holdco Corp., a Delaware corporation and a wholly-owned direct subsidiary of Parent (“Merger Sub I”), and S Holdco LLC, a Delaware limited liability company and a wholly-owned direct subsidiary of Parent (“Merger Sub II” and, together with Merger Sub I, the “Merger Subs”). The Company, Parent and the Merger Subs are collectively referred to herein as the “Parties.” Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Merger Agreement (as hereinafter defined).

RECITALS

WHEREAS, on March 18, 2018, the Parties entered into the Agreement and Plan of Merger (as extended and together with all schedules and exhibits thereto, the “Merger Agreement”); and

WHEREAS, the Parties desire to terminate the Merger Agreement and to enter into this Agreement to memorialize the terms and conditions of such termination.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and other consideration the receipt and sufficiency of which are expressly acknowledged hereby, the Parties hereby agree as follows:

1.                  Termination of Merger Agreement.

(a)               Pursuant to Section 10.01(a) of the Merger Agreement, the Merger Agreement (x) is hereby terminated by mutual consent of the Parties, effective immediately and (y) notwithstanding anything that may be deemed to the contrary in the Merger Agreement (including, but not limited to, Section 10.02 thereof), shall be of no further force and effect (collectively (x) and (y), the “Termination”); provided that, notwithstanding the Termination, (I) the provisions of Section 11.04(d) of the Merger Agreement shall survive the Termination in accordance with its terms and (II) Section 11.04(c) of the Merger Agreement shall survive the Termination in accordance with its terms and shall apply equally to the Parent’s obligations to pay the Reverse Termination Fee (as defined in the Merger Agreement) as if such Section was fully set forth herein in respect thereof. Within five (5) Business Days of the date hereof, Parent shall deposit in the bank account of the Company specified below, the Reverse Termination Fee, and in consideration thereof, the Parties agree that, upon payment of the Reverse Termination Fee, no other termination fees or other amounts are or will be payable to each other under the Merger Agreement. The Parties have determined that the termination of the Merger Agreement is in their mutual benefit and, other than payment of the Reverse Termination Fee, there shall be no further liability or obligation on the part of any of Parent and each Merger Sub with respect to the Merger Agreement and the transactions contemplated thereby, other than as expressly set forth in this Agreement. In furtherance of the foregoing, the Parties acknowledge and agree that there shall be no further liability or obligation on the part of the Company with respect to the Merger Agreement and the transactions contemplated thereby, other than as expressly set forth in this Agreement or pursuant to Section 10.02 of the Merger Agreement.

(b)               The Company hereby designates the following account to which the Reverse Termination Fee shall be paid by wire transfer in immediately available funds:

ABA: [****]
Bank: [****]
Account Name: [****]

Account Number: [****]

2.                  Representations and Warranties. Each of Parent and each Merger Sub hereby represents and warrants to the Company, and the Company hereby represents and warrants to each of them, that (a) the execution, delivery and performance by such Party of this Agreement and the consummation by such Party of the transactions contemplated hereby are within such Party’s corporate powers and have been duly authorized by all necessary corporate action on the part of such Party, (b) such Party has all requisite corporate power and authority to enter into this Agreement and consummate the transactions contemplated hereby and (c) this Agreement, assuming due authorization, execution and delivery by the other Parties, constitutes a valid and binding agreement of such Party enforceable against such Party in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ rights generally and general principles of equity).

3.                  Further Assurances. Each Party shall, and shall cause its Subsidiaries and controlled Affiliates to, cooperate with each other, at no cost, in the taking of all actions necessary, proper or advisable under this Agreement and Applicable Law to effectuate the Termination. Without limiting the generality of the foregoing, the Parties shall, and shall cause their Subsidiaries and controlled Affiliates to, cooperate with each other, at no cost, in connection with the withdrawal of any applications to or termination of proceedings before any Governmental Authority or under any Applicable Law, in each case to the extent applicable, in connection with the transactions contemplated by the Merger Agreement.

4.                  Return or Destruction of Confidential Information. Pursuant to Section 6 of the Confidentiality Agreement, each of the Company and Parent, in their respective capacities as a Disclosing Party under the Confidentiality Agreement, hereby request the return or destruction of all Confidential Information (as defined in the Confidentiality Agreement) of such Party (as well as written certification of compliance with the first sentence of Section 6).

5.                  General Provisions.

(a)               Entire Agreement. This Agreement and the Confidentiality Agreement constitute the entire agreement of the Parties with respect to the subject matter hereof and thereof, and such agreements supersede all prior agreements and understandings, both oral and written, among the Parties with respect to the subject matter hereof and thereof. This Agreement may be amended or waived only in a writing signed by each Party or, in the case of a waiver, by each Party against whom the waiver is to be effective. No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof nor the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Applicable Law. The provisions of this Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and assigns. No Party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other Parties hereto.

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(b)               Miscellaneous Provisions. The provisions of Sections 11.01 (Notices), 11.04(a) (Expenses), 11.07 (Governing Law), 11.08 (Jurisdiction) and 11.09 (Waiver of Jury Trial) of the Merger Agreement shall apply, mutatis mutandis, to this Agreement.

(c)               Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by all of the other parties hereto. Until and unless each party has received a counterpart hereof signed by each other party hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).

[Remainder of page intentionally left blank; signature page follows.]

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IN WITNESS WHEREOF, the duly authorized representatives of the Parties hereto have executed this Agreement as of the day and year first above written.

STEWART INFORMATION SERVICES CORPORATION

By:	/s/ John L. Killea
Name: John L. Killea
Title: Chief Legal Officer

[SIGNATURE PAGE TO TERMINATION AGREEMENT]

FIDELITY NATIONAL FINANCIAL, INC.

By:	/s/ Brent B. Bickett
Name: Brent B. Bickett
Title: Executive Vice President, Corporate Strategy

[SIGNATURE PAGE TO TERMINATION AGREEMENT]

A HOLDCO CORP.

By:	/s/ Brent B. Bickett
Name: Brent B. Bickett
Title: President

[SIGNATURE PAGE TO TERMINATION AGREEMENT]

S HOLDCO LLC

By:	/s/ Brent B. Bickett
Name: Brent B. Bickett
Title: President

[SIGNATURE PAGE TO TERMINATION AGREEMENT]